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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 12, 2004
                                                         ----------------
                     (October 6, 2004 and October 10, 2004)
                     --------------------------------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-12107                   31-1469076
      --------------                ----------------            -------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                          ------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations
------------------------------------------------

         Item 1.01.  Entry into a Material Definitive Agreement.
         ------------------------------------------------------

         On October 10, 2004, Seth R. Johnson executed the letter agreement (the "Amendment") which had been executed by Abercrombie & Fitch Co. (the "Registrant"), under date of October 6, 2004, providing for the amendment of the Retirement Agreement, executed on May 20, 2004 (the "Retirement Agreement"), between the Registrant and Mr. Johnson. A copy of the Retirement Agreement was filed as Exhibit 10.9 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended May 1, 2004 and a copy of the Amendment is being filed as
Exhibit 10 to this Current Report on Form 8-K. Mr. Johnson had served as Executive Vice President and Chief Operating Officer of the Registrant until his retirement from those positions effective June 18, 2004 and as a member of the Board of Directors of the Registrant until his resignation effective July 26, 2004.

         Pursuant to the Amendment, the Registrant and Mr. Johnson agreed to modify specific provisions of the Retirement Agreement effective November 1, 2004. The total amount of severance benefits paid to Mr. Johnson under the Retirement Agreement will be reduced by the sum of $800,000, such that the Registrant will have paid Mr. Johnson, in 18 weekly installments, the total sum of $314,134.74 (less withholding) for the period from June 18, 2004 through October 22, 2004. On October 29, 2004, the Registrant will pay Mr. Johnson a lump sum of $700,866 (less withholding). Prior to the Amendment, the Registrant was to have paid Mr. Johnson for the two-year period from June 18, 2004 to June 18, 2006, a total sum equal to two years of his base salary immediately prior to June 18, 2004, less withholding (i.e., 104 weekly payments of $17,451.93 each, less withholding).

         Under the Amendment, the parties also agreed to shorten the period during which the Registrant was to reimburse Mr. Johnson's cost of continuing medical and dental insurance benefits for him and his eligible dependents, if any, under COBRA from a maximum period of 18 months following June 18, 2004 to the period from June 18, 2004 through October 31, 2004.

         The Amendment modifies the terms under which Mr. Johnson may use the Registrant's aircraft such that for the period ending on January 15, 2005, he may use such aircraft for no more than 11 total hours of aircraft time under the same rules of
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priority as his personal use of such aircraft prior to his retirement. Prior to the amendment, the Retirement Agreement had entitled Mr. Johnson to use the Registrant's aircraft for the period of two years following June 18, 2004 for no more than 35 total hours of aircraft time.

         Effective November 1, 2004, Mr. Johnson will no longer be precluded from being employed by or connected with Pacific Sunwear. The "no-raid period" applicable to Mr. Johnson under the Retirement Agreement was extended by the Amendment from one year following June 18, 2004 to the period through November 1, 2005.

         The period during which Mr. Johnson is to be bound by the same standards and duty of loyalty to the Registrant as required by the Registrant's employees and officers, subject to permitted engagement in other employment and related activities not in violation of the Retirement Agreement, was also extended from one year after June 18, 2004 to the period from June 18, 2004 through November 1, 2005.

         Except as discussed above, the Retirement Agreement remains in effect unmodified. The foregoing summary of the Amendment is qualified by reference to
Exhibit 10 to this Current Report on Form 8-K.

Section 9 -- Financial Statements and Exhibits
----------------------------------------------

         Item 9.01.  Financial Statements and Exhibits.
         ---------------------------------------------

                  (a)      Financial statements of businesses acquired:
                           -------------------------------------------

                           Not applicable.

                  (b)      Pro forma financial information:
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits:
                           --------

    Exhibit No.     Description
    -----------     ----------
        10          Letter Agreement, executed by Abercrombie & Fitch Co. on
                    October 6, 2004 and by Seth R. Johnson on October 10, 2004, providing for Amendment to Retirement Agreement, executed on May 20, 2004


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ABERCROMBIE & FITCH CO.


Dated:  October 12, 2004                 By: /s/ Susan J. Riley
                                            --------------------------------
                                            Susan J. Riley
                                            Senior Vice President-Chief
                                            Financial Officer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated October 12, 2004

                             Abercrombie & Fitch Co.


      Exhibit No.    Description
      -----------    ----------

           10 Letter Agreement, executed by Abercrombie & Fitch Co. on October 6, 2004 and by Seth R. Johnson on October 10, 2004, providing for Amendment to Retirement Agreement, executed on May 20, 2004




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